SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         March 26, 2003
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
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               (Exact name of registrant as specified in charter)


Delaware                            000-25015                    84-1127336
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(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            file number)              Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                          60089
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(Address of principal executive offices)                         (zip code)




Registrant's telephone number, including area code   (847) 229-8200
                                                  ------------------------------




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  On March 12, 2003, Richard A. Joseph, R.J. Alan Company, Inc., R.J. Alan Company, Inc., Profit Sharing Plan, Robert J. Wheeler, Illampu Capital Corp. and Jeffrey Serkes (collectively, "Plaintiffs") filed a complaint (the "Complaint") in the Court of Chancery of the State of Delaware in and for New Castle County (Case Number 20188-NC) against Michael E. Heisley, Sr., Kathleen
A. Cote, Stanley H. Meadows, Andrew G.C. Sage, II, Emily Heisley Stoeckel, The Heico Companies, L.L.C., and WorldPort Communications, Inc. (the "Registrant" and, collectively, "Defendants"). The Complaint asserts claims for breach of fiduciary duty and aiding and abetting of breaches of fiduciary duty in connection with Registrant's repurchase of preferred stock. Plaintiffs seek relief in the form of a declaration that Defendants have breached their fiduciary duties to Registrant and its common stockholders, an accounting by Defendant to Registrant for damages resulting from Defendants' breaches of fiduciary duty and reimbursement of Plaintiffs' costs for the action, including attorneys' fees. A copy of the Complaint is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits.
         --------

99.1 Complaint of Richard A. Joseph, et al. v. Michael E. Heisley, Sr., et al., dated March 12, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WORLDPORT COMMUNICATIONS, INC.
Date:  March 26, 2003


                                            By:      /s/ Kathleen A. Cote
                                                  ------------------------------
                                                     Kathleen A. Cote